UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 23, 2008 (December 19, 2008)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 19, 2008, NeurogesX, Inc. issued a press release entitled “NeurogesX Announces FDA Acceptance to Review New Drug Application for NGX-4010 to Treat Post-Herpetic Neuralgia.”

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the contents of such release are hereby incorporated by reference into this Item 8.01. The information in this Item 8.01 and Exhibit 99.1 hereto, is being filed for purposes of Section 18 of the Securities Exchanged Act of 1934, as amended, otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release entitled “NeurogesX Announces FDA Acceptance to Review New Drug Application for NGX-4010 to Treat Post-Herpetic Neuralgia.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: December 23, 2008	By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri
Chief Financial Officer